UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 16, 2019

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Pulse Biosciences, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-37744	46-5696597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3957 Point Eden Way

Hayward, California 94545

(Address of principal executive offices, including zip code)

(510) 906-4600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PLSE	The Nasdaq Stock Market

Item 5.07.Submission of Matters to a Vote of Security Holders.

On May 16, 2019,  Pulse Biosciences, Inc. (the “Company”) held its Annual Meeting at the Company’s headquarters facility located at 3957 Point Eden Way, Hayward, California 94545. The stockholders of the Company voted on the following items at the Annual Meeting:

1.	To elect seven directors to hold office until the Company’s 2020 annual meeting and until their successors are duly elected and qualified, subject to earlier resignation or removal; and

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The voting results for each of these proposals are detailed below:

1. Election of Directors

Nominee	For	Against	Abstained	Broker Non-votes
Kenneth A. Clark	7,551,595	369,395	3,729	11,441,233
Robert W. Duggan	7,876,470	46,320	1,929	11,441,233
Thomas J. Fogarty, M.D.	7,887,276	31,581	5,862	11,441,233
Mitchell E. Levinson	7,915,831	3,026	5,862	11,441,233
Manmeet S. Soni	7,858,159	62,831	3,729	11,441,233
Darrin R. Uecker	7,898,943	22,047	3,729	11,441,233
Makham Zanganeh, D.D.S	7,879,601	35,256	9,862	11,441,233

Each director nominee was duly elected to serve until the 2020 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-votes
19,290,028	354	75,570	N/A

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pulse Biosciences, Inc.

By:	/s/ Brian B. Dow
Brian B. Dow Chief Financial Officer, Senior Vice President, Secretary and Treasurer (Principal Financial and Principal Accounting Officer)

Date: May 16, 2019